UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2005

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

As described in Item 7.01 below, on November 21, 2005, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”) filed their proposed fourth amended disclosure statement (the “Proposed Disclosure Statement”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Proposed Disclosure Statement contains certain financial information regarding the Company and certain of its subsidiaries and affiliates, including financial information for the twelve-month period ended September 30, 2005.  The Proposed Disclosure Statement is currently available at the Company’s website located at http://www.adelphia.com.

Item 7.01  Regulation FD Disclosure.

On November 21, 2005, the Debtors filed their proposed fourth amended joint plan of reorganization (the “Proposed Plan”) and the Proposed Disclosure Statement with the Bankruptcy Court.  On November 23, 2005, the Debtors filed Exhibit P to the Proposed Disclosure Statement with the Bankruptcy Court.

Copies of the Proposed Plan and the Disclosure Statement (as defined below) are included herewith as Exhibits 99.1 and 99.2, respectively.  A copy of the press release announcing the filing of the Proposed Plan and the Proposed Disclosure Statement is included herewith as Exhibit 99.3.  A copy of the press release announcing the filing of Exhibit P to the Proposed Disclosure Statement is included herewith as Exhibit 99.4.

The Proposed Plan and the Proposed Disclosure Statement are currently available at the Company’s website located at http://www.adelphia.com.  Specifically, please refer to the Company’s website for a clearer copy of Exhibit O to the Disclosure Statement, the Detailed Waterfall Analysis chart.

Item 8.01  Other Events.

In an order dated November 23, 2005 (the “Disclosure Statement Order”), the Bankruptcy Court approved the Proposed Disclosure Statement, as supplemented by Exhibit P and with certain dates specified in the Disclosure Statement Order (as approved by the Bankruptcy Court, the “Disclosure Statement”), for use in connection with the solicitation of acceptances of the Proposed Plan.  The Disclosure Statement Order is included as Exhibit B to Exhibit 99.2 hereto.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.  This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

This filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1	Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on November 21, 2005 (subject to Bankruptcy Court approval).

Exhibit 99.2	Fourth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, approved by the Bankruptcy Court on November 23, 2005.

Exhibit 99.3	Press Release of the Company, dated November 21, 2005.

Exhibit 99.4	Press Release of the Company, dated November 23, 2005.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), sale of Century/ML Cable Venture, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on November 21, 2005 (subject to Bankruptcy Court approval).

Exhibit 99.2	Fourth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, approved by the Bankruptcy Court on November 23, 2005.

Exhibit 99.3	Press Release of the Company, dated November 21, 2005.

Exhibit 99.4	Press Release of the Company, dated November 23, 2005.